UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 12, 2009

TUCOWS INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 12, 2009, Tucows Inc., a Pennsylvania corporation (the “Company”), issued a press release reporting its financial results for its second quarter ended June 30, 2009.  A copy of such press release is filed herewith as Exhibit 99.1.

On August 13, 2009, the Company issued a corrective press release amending its release issued August 12, 2009, with respect to certain line items on its Consolidated Statements of Operations and Consolidated Statements of Cash Flows.  A copy of such corrective press release is filed herewith as Exhibit 99.2.

The information in this report and the exhibit is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1	Press Release of Tucows Inc., dated August 12, 2009, reporting financial results for the second quarter ended June 30, 2009.

99.2	Corrective Press Release of Tucows Inc., dated August 13, 2009, reporting financial results for the second quarter ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: August 14, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release of Tucows Inc., dated August 12, 2009, reporting financial results for the second quarter ended June 30, 2009.

99.2	Corrective Press Release of Tucows Inc., dated August 13, 2009, reporting financial results for the second quarter ended June 30, 2009.